UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 8, 2007

NAVTEQ CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-21323	77-0170321
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

222 Merchandise Mart, Suite 900

Chicago, Illinois 60654

(Address of Principal Executive Offices) (Zip Code)

(312) 894-7000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02  Results of Operations and Financial Condition.

On February 8, 2007, NAVTEQ Corporation issued a press release announcing its financial results for its fourth quarter and year ended December 31, 2006 and held a conference call to discuss those results.  A copy of the press release and a slide presentation included in the webcast of the conference call are filed hereto as Exhibits 99.1 and 99.2, and are incorporated herein by reference.

The information in this Current Report on Form 8-K and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, unless expressly set forth by specific reference in such filing.

Item 8.01  Other Events.

As reported under Item 2.02, NAVTEQ Corporation is filing certain portions of the press release and the presentation attached hereto as Exhibit 99.1 and 99.2, respectively, under Rule 425.

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press Release issued by NAVTEQ Corporation on February 8, 2007.

99.2	Fourth Quarter and Full Year 2006 Results Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVTEQ CORPORATION

Date: February 8, 2007	By:	/s/ David B. Mullen
David B. Mullen
Executive Vice President and
Chief Financial Officer

Index of Exhibits

Exhibit
Number	Description

99.1	Press Release issued by NAVTEQ Corporation on February 8, 2007.

99.2	Fourth Quarter and Full Year 2006 Results Presentation